SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2010

TECHTEAM GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

27335 West 11 Mile Road Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:   (248) 357-2866

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 13, 2010, TechTeam Global, Inc. entered into a new Employment Agreement Relating to Change of Control with Kevin P. Burke (“Agreement”).  The Agreement is attached hereto as Exhibit 10.1.  The Agreement is the same as the Employment Agreement Relating to Change of Control previously in force between the parties, except Section 4 (a) (i) (B) of the Agreement now provides that if Mr. Burke’s employment is terminated by the Company without “Cause” or by Mr. Burke for “Good Reason,” as defined by the Agreement, he will receive a full-year bonus at target level.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit 10.1	Employment Agreement Relating to Change of Control

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

By	/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and
Secretary

Date:    July 19, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement Relating to Change of Control